                                    EXHIBIT 99.A

                      EXECUTIVE OFFICERS AND DIRECTORS OF
                      SMITH BARNEY CORPORATE TRUST COMPANY


NAME, TITLE, AND CITIZENSHIP          PRINCIPAL OCCUPATION AND BUSINESS ADDRESS
----------------------------          -----------------------------------------
Paul Hatch                            Executive Vice President,
Director                                Director of Managed Accounts
United States                         Smith Barney Consulting Group
                                      388 Greenwich Street
                                      18th Floor
                                      New York, NY 10013

Edmund Martinez                       President and Chief Executive Officer
Director and                          Smith Barney Corporate Trust Company
Executive Officer                     824 Market Street
United States                         Suite 210
                                      Wilmington, DE 19801

Marianne Quinn                        Senior Vice President
Director and                          Smith Barney Corporate Trust Company
Executive Officer                     824 Market Street
United States                         Suite 210
                                      Wilmington, DE 19801

Donna Marley                          First Vice President
Director and                          Smith Barney Corporate Trust Company
Executive Officer                     824 Market Street
United States                         Suite 210
                                      Wilmington, DE 19801

Norman Nabhan                         Managing Director, National Director
Director                              Smith Barney Consulting Group
United States                         388 Greenwich Street
                                      18th Floor
                                      New York, NY 10013

Carol Fisher                          First Vice President
Executive Officer                       Manager, Trust Administration
United States                         Smith Barney Corporate Trust Company
                                      824 Market Street
                                      Suite 210
                                      Wilmington DE 1980


                EXECUTIVE OFFICERS AND DIRECTORS OF CITIGROUP INC.

Set forth below are the names, titles, business addresses, principal occupations and citizenships of the Executive Officers and Directors of Citigroup Inc.

NAME, TITLE, AND CITIZENSHIP          PRINCIPAL OCCUPATION AND BUSINESS ADDRESS
----------------------------          -----------------------------------------
C. Michael Armstrong                  Retired Chairman
Director                              Hughes, AT&T and Comcast Corporation
United States                         1114 Avenue of the Americas
                                      New York, NY 10036

Alain J. P. Belda                     Chairman and Chief Executive Officer
Director                              Alcoa Inc.
Brazil                                390 Park Avenue
                                      New York, NY 10022

George David                          Chairman and Chief Executive Officer
Director                              United Technologies Corporation
United States                         One Financial Plaza
                                      Hartford, CT 06101

Kenneth T. Derr                       Chairman, Retired
Director                              ChevronTexaco Corporation
United States                         345 California Street
                                      San Francisco, CA 94104

John M. Deutch                        Institute Professor
Director                              Massachusetts Institute of Technology
United States                         77 Massachusetts Avenue
                                      Cambridge, MA 02139

The Honorable Gerald R. Ford          Former President of the United States of America
Honorary Director                     40365 Sand Dune Road
United States                         Rancho Mirage, CA 92270

Roberto Hernandez Ramirez             Chairman of the Board
Director                              Banco Nacional de Mexico
Mexico                                Actuario Roberto Medellin No. 800
                                      Col. Sante Fe, 01210
                                      Mexico City, Mexico

Ann Dibble Jordan                     Consultant
Director                              2940 Benton Place, NW
United States                         Washington, DC 20008-2718

Dudley C. Mecum                       Managing Director
Director                              Capricorn Holdings, LLC
United States                         30 East Elm Street
                                      Greenwich, CT 06830

Anne M. Mulcahy                       Chairman and Chief Executive Officer
Director                              Xerox Corporation
United States                         800 Long Ridge Road
                                      Stamford, CT 06904

Richard D. Parsons                    Chairman and Chief Executive Officer
Director                              Time Warner Inc.
United States                         One Time Warner Center
                                      New York, NY 10019

Andrall E. Pearson                    Founding Chairman
Director                              Yum! Brands, Inc.
United States                         41 Meadow Wood Drive
                                      Greenwich, CT 06830

Charles Prince                        Chief Executive Officer
Director and Executive Officer        Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Dr. Judith Rodin                      Former President
Director                              University of Pennsylvania
United States                         101 College Hall
                                      Philadelphia, PA 19104

Robert E. Rubin                       Member of the Office of the Chairman
Director and Executive Officer        Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Franklin A. Thomas                    Consultant
Director                              TFF Study Group
United States                         595 Madison Avenue
                                      New York, NY 10022

Sanford I. Weill                      Chairman
Director and Executive Officer        Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Robert B. Willumstad                  President and Chief Operating Officer
Director and Executive Officer        Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Sir Winfried F. W. Bischoff           Chairman
Executive Officer                     Citigroup Europe
United Kingdom and Germany            33 Canada Square
                                      Canary Wharf
                                      London E14 5LB
                                      United Kingdom

David C. Bushnell                     Senior Risk Officer
Executive Officer                     Citigroup Inc.
United States                         399 Park Avenue, 2nd Floor
                                      New York, NY 10043

Michael A. Carpenter                  Chairman and Chief Executive Officer
Executive Officer                     Citigroup Global Investments
United States                         399 Park Avenue
                                      New York, NY 10043

Robert Druskin                        Chief Executive Officer
Executive Officer                     Global Corporate & Investment Banking Group
United States                         388 Greenwich Street
                                      New York, NY 10013

Stanley Fischer                       Vice Chairman
Executive Officer                     Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

William P. Hannon                     Controller and Chief Accounting Officer
Executive Officer                     Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Michael S. Helfer                     General Counsel and Corporate Secretary
Executive Officer                     Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Sallie L. Krawcheck                   Chief Financial Officer
Executive Officer                     Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Marjorie Magner                       Chairman and Chief Executive Officer
Executive Officer                     Global Consumer Group
United States                         399 Park Avenue
                                      New York, NY 10043

William R. Rhodes                     Senior Vice Chairman
Executive Officer                     Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Todd S. Thomson                       Chairman and Chief Executive Officer
Executive Officer                     Global Wealth Management Group
United States                         388 Greenwich Street
                                      New York, NY 10013